
                             SUNAMERICA SERIES TRUST

                 Supplement to the Prospectus dated May 2, 2005


SUNAMERICA BALANCED PORTFOLIO. On December 14, 2005, the Board of Trustees approved J.P. Morgan Investment Management Inc. ("J.P. Morgan") as the subadviser to the SunAmerica Balanced Portfolio, effective on or about January
23, 2006.

Under the section titled "TRUST HIGHLIGHTS," the following chart relating to the SunAmerica Balanced Portfolio will be replaced, upon JP Morgan's assumption of subadvisory functions, in its entirety with the following:

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
                                                                                      CLASS 1         CLASS 2         CLASS 3
AVERAGE ANNUAL TOTAL RETURNS                          PAST ONE      PAST FIVE          SINCE           SINCE           SINCE
(AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2004)       YEAR           YEAR         INCEPTION(1)    INCEPTION(1)    INCEPTION(1)
------------------------------------------------      --------      ---------       ------------    ------------    ------------
SunAmerica Balanced Portfolio Class 1                   6.84%         -3.88%            6.42%            N/A             N/A
                              Class 2                   6.62%           N/A              N/A            0.19%            N/A
                              Class 3                   6.52%           N/A              N/A             N/A            9.25%
S&P 500(R) Index(2)                                    10.88%         -2.30%            8.85%           2.00%          21.39%
Lehman Brothers U.S. Aggregate Index(3)                 4.34%          7.71%            7.24%           6.56%           4.46%
Treasury Bills(2)                                       1.39%          2.67%            3.62%           1.47%           1.23%
Blended Index(4)                                        7.66%          1.98%            8.15%           3.60%          13.36%
Russell 1000(R) Index(5)                               11.40%         -1.76%            8.93%           2.57%          22.01%
New Blended Index(6)                                    8.45%          2.15%            8.62%           4.37%          14.74%

  (1) Inception Date: Class 1 is June 3, 1996; Class 2 is July 9, 2001; and Class 3 is September 30, 2002.

  (2) The Standard & Poor's 500(R) Composite Stock Price Index (S&P(R) 500 Index) tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted the index will reflect changes in larger companies more heavily than those in smaller companies.

  (3) Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

  (4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers U.S. Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

  (5) Effective January 23, 2006, the Portfolio has selected the Russell 1000 Index for performance comparisons in the blended index. The change was made from Treasury Bills to the Russell 1000(R) Index because the new index will be more representative of the Portfolio's investment strategy. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

  (6) Effective January 23, 2006, the Portfolio has selected the new Blended Index for performance comparisons. Then change to the new Blended Index was made because the new Blended Index is more representative of the Portfolio's investment strategy. The new Blended Index consists of 30% S&P 500(R) Index, 30% Russell 1000(R) Index and 40% Lehman Brothers U.S. Aggregate Index.

  In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the SunAmerica Balanced Portfolio will be replaced, upon JP Morgan's assumption of subadvisory functions, in its entirety and replaced with the following:


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


                                          NAME AND TITLE OF
PORTFOLIO OR                            PORTFOLIO MANAGER(s)
MANAGED                                  (AND/OR MANAGEMENT
COMPONENT           MANAGER(s)                TEAM(s))                                           EXPERIENCE
---------           ----------          ---------------------           --------------------------------------------------------
SunAmerica          JP Morgan           o  Patrik Jakobson              Mr. Jakobson, managing director, is a portfolio manager
Balanced                                   Managing Director            and the head of the US Global Multi-Asset Group. He is a
Portfolio                                  and Portfolio                member of the Global Strategy Team that is responsible for
                                           Manager                      managing the group's tactical allocation investment
                                                                        process and global portfolio strategy. An employee since
                                                                        1987, Mr. Jakobson has served as a portfolio manager for
                                                                        the firm's global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional
                                                                        clients on strategic asset allocation issues. He
                                                                        previously managed equity portfolios and worked as a
                                                                        research analyst specializing in the retailing industry in corporate finance.


                                        o  Maddi Dessner                Mrs. Dessner, vice president, is a portfolio manager for
                                           Vice President and           the Global Multi-Asset Group based in New York. An
                                           Portfolio Manager            employee since 1995, Mrs. Dessner previously was a client
                                                                        portfolio manager in the Global Emerging Markets Group.
                                                                        Prior to joining the GEM group in 2000, she spent four
                                                                        years in the Foreign Exchange sales and trading group.
                                                                        Mrs. Dessner is a CFA charterholder and holds NASD Series
                                                                        7 and 63 licenses.
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DATE:  JANUARY 12, 2006

Versions A, B, C1, C2, D, AG Life, Combined Version 1 and Combined Master